EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES OXLEY ACT OF 2002

I, James E. Lauter, state and attest that:

1.	I am the Chief Financial Officer of Home Loan Servicing Solutions, Ltd. (the “Registrant”).

2.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•
the Amendment No. 1 on Form 10-Q/A to the Quarterly Report on Form 10-Q of the Registrant, as filed with the Securities and Exchange Commission on April 17, 2014, for the quarter ended March 31, 2014 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the periodic report fairly represents, in all material respects, the financial condition and results of operations of the Registrant for the three months ended presented.

Name:	/s/ James E. Lauter
Title:	Chief Financial Officer and Chief Accounting Officer
Date:	August 18, 2014